SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                                   Reported): June 23, 2000





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-91561
                                                                 41-1955181
(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
     of Incorporation)            File Number)              Identification No.)



        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
        ----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000
                                 ----- --------

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5
-----------------------------------------------------------------

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus dated February 22, 2000 (the "Basic Prospectus") and a prospectus supplement dated June 23, 2000 (the "Prospectus Supplement" and together with the Basic Prospectus, the "Prospectus") with the Securities and Exchange Commission (the "Commission") relating to its GMACM Mortgage Pass-Through Certificates, Series 2000-J2 (the "Certificates"). PricewaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as exhibit 23.1.

_______________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

Item 7.  Financial Statements and Exhibits

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of Financial Security Assurance Inc. and Subsidiaries ("FSA") with respect to (a) the incorporation by reference in the Prospectus Supplement of their report dated January 25, 2000, except for Note 18, on the audit of the consolidated financial statements of FSA as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:       /s/ Patricia C. Taylor
                                                  --------------------------
                                                      Patricia C. Taylor
                                                      Vice President


Dated:  June 23, 2000

                                  Exhibit Index


Exhibit                                                       Page

23.1           Consent of PricewaterhouseCoopers LLP           6

                                  EXHIBIT 23.1

                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

                                      PricewaterhouseCoopers LLP
                                      1177 Avenue of the Americas
                                      New York NY 10036
                                      Telephone (212) 596 8000
                                      Facsimile (212) 596 8910



                         CONSENT OF INDEPENDENT ACCOUNTS


        We consent to the incorporation by reference in the Prospectus Supplement of GMAC Mortgage Corporation relating to GMACM Mortgage Loan Trust 2000-J2, of our report dated January 25, 2000, except for Note 18, as to which the date is March 14, 2000 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".



                                       /s/  PricewaterhouseCoopers LLP

                                       PricewaterhouseCoopers LLP



June 22, 2000